UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 14, 2006
DIRECT GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-50360	62-1564496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1281 Murfreesboro Road
Nashville, Tennessee	37217
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 399-4700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Signatures
EX-99 STOCK PERFORMANCE CHART

Item 8.01 Other Events.
Due to an error in information received by Direct General Corporation, the section entitled “Stock Performance Chart” on page 13 of our proxy statement filed with the Securities and Exchange Commission on March 15, 2006 (“Proxy Statement”) contains inaccurate information. In that section, the stock performance chart and total return analysis overstated the cumulative total return on the S&P 500 Property and Casualty Insurance Index and the S&P 500 index as of December 31, 2004 and December 31, 2005. Attached as Exhibit 99 is the corrected “Stock Performance Chart” section of our Proxy Statement, reprinted in its entirety. The corrected information in Exhibit 99 supersedes and replaces the “Stock Performance Chart” section of our Proxy Statement and is incorporated by reference herein. The stock performance chart and total return analysis information in Exhibit 99 were provided by CTA Public Relations.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
          The following exhibit is filed herewith and made a part hereof:

Exhibit No.		Description
99	—	Stock Performance Chart
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 14, 2006

DIRECT GENERAL CORPORATION
By:	/s/ Ronald F. Wilson
Ronald F. Wilson
Secretary